Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Twelve Months Ended
	December 31, 2010	December 31, 2009

	(In Millions, Except Per Share Amounts)

Revenues:
Timber	$569	$545
Real Estate	336	486
Manufacturing	265	245
Other	20	18

Total Revenues	1,190	1,294

Costs and Expenses:
Cost of Goods Sold:
Timber	421	431
Real Estate	148	200
Manufacturing	236	257
Other	2	1

Total Cost of Goods Sold	807	889
Selling, General and Administrative	95	106

Total Costs and Expenses	902	995

Other Operating Income (Expense), net	9	—

Operating Income	297	299

Equity Earnings from Timberland Venture	57	55

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	80	89
Interest Expense (Note Payable to Timberland Venture)	58	58

Total Interest Expense, net	138	147

Loss on Extinguishment of Debt	(13)	(2)

Income before Income Taxes	203	205

Provision (Benefit) for Income Taxes	1	(31)

Income from Continuing Operations	202	236

Gain on Sale of Properties, net of tax	11	—

Net Income	$213	$236

Per Share Amounts:

Income from Continuing Operations - Basic	$1.25	$1.45
Income from Continuing Operations - Diluted	$1.24	$1.44

Net Income per Share - Basic	$1.31	$1.45
Net Income per Share - Diluted	$1.31	$1.44

Weighted Average Number of Shares Outstanding
- Basic	162.1	163.3
- Diluted	162.3	163.4

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	December 31, 2010	December 31, 2009

	(In Millions, Except Per Share Amounts)

Revenues:
Timber	$140	$131
Real Estate	155	67
Manufacturing	57	56
Other	4	4

Total Revenues	356	258

Costs and Expenses:
Cost of Goods Sold:
Timber	104	105
Real Estate	79	21
Manufacturing	52	52
Other	1	—

Total Cost of Goods Sold	236	178
Selling, General and Administrative	25	31

Total Costs and Expenses	261	209

Other Operating Income (Expense), net	—	—

Operating Income	95	49

Equity Earnings from Timberland Venture	13	12

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	21	20
Interest Expense (Note Payable to Timberland Venture)	15	15

Total Interest Expense, net	36	35

Loss on Extinguishment of Debt	(13)	(3)

Income before Income Taxes	59	23

Benefit for Income Taxes	—	(5)

Net Income	$59	$28

Per Share Amounts:

Net Income per Share - Basic	$0.37	$0.17
Net Income per Share - Diluted	$0.37	$0.17

Weighted Average Number of Shares Outstanding
- Basic	161.6	162.8
- Diluted	161.9	163.0

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	December 31, 2010	December 31, 2009

	(In Millions, Except Per Share Amounts)

ASSETS

Current Assets:
Cash and Cash Equivalents	$252	$299
Accounts Receivable	21	24
Taxes Receivable	2	15
Inventories	49	46
Deferred Tax Asset	7	6
Assets Held for Sale	57	115
Other Current Assets	22	14

	410	519

Timber and Timberlands, net	3,405	3,487
Property, Plant and Equipment, net	146	156
Equity Investment in Timberland Venture	201	201
Deferred Tax Asset	10	14
Investment in Grantor Trusts (at Fair Value)	35	33
Other Assets	44	38

Total Assets	$4,251	$4,448

LIABILITIES

Current Liabilities:
Current Portion of Long-Term Debt	$94	$55
Line of Credit	166	320
Accounts Payable	25	32
Interest Payable	23	25
Wages Payable	23	20
Taxes Payable	12	14
Deferred Revenue	25	16
Other Current Liabilities	7	21

	375	503

Long-Term Debt	1,643	1,625
Note Payable to Timberland Venture	783	783
Other Liabilities	76	71

Total Liabilities	2,877	2,982

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 161.6 at December 31, 2010, and 162.8 at December 31, 2009	2	2
Additional Paid-In Capital	2,243	2,233
Retained Earnings	51	110
Treasury Stock, at cost, Common Shares - 26.2 at December 31, 2010, and 24.8 at December 31, 2009	(911)	(860)
Accumulated Other Comprehensive Income (Loss)	(11)	(19)

Total Stockholders’ Equity	1,374	1,466

Total Liabilities and Stockholders’ Equity	$4,251	$4,448

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Twelve Months Ended
	December 31, 2010	December 31, 2009

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$213	$236
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2009)	96	109
Basis of Real Estate Sold	132	155
Equity Earnings from Timberland Venture	(57)	(55)
Distributions from Timberland Venture	57	53
Deferred Income Taxes	1	(14)
Gain on Sales of Properties and Other Assets	(13)	—
Loss on Extinguishment of Debt	13	2
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	3	(6)
Pension Plan Contributions	(4)	(10)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	48
Income Tax Receivable	13	8
Other Working Capital Changes	(17)	5
Other	12	9

Net Cash Provided By Operating Activities	449	540

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(71)	(61)
Timberlands Acquired	—	(1)
Proceeds from Sales of Properties and Other Assets	13	1
Purchases of Marketable Securities	(2)	(3)
Other	2	—

Net Cash Used In Investing Activities	(58)	(64)

Cash Flows From Financing Activities:
Dividends	(272)	(275)
Borrowings on Line of Credit	1,783	1,073
Repayments on Line of Credit	(1,937)	(984)
Proceeds from Issuance of Long-Term Debt	575	—
Debt Issuance Costs	(7)	—
Principal Payments and Retirement of Long-Term Debt	(531)	(273)
Proceeds from Stock Option Exercises	2	—
Acquisition of Treasury Stock	(51)	(87)

Net Cash Used In Financing Activities	(438)	(546)

Increase (Decrease) In Cash and Cash Equivalents	(47)	(70)
Cash and Cash Equivalents:
Beginning of Period	299	369

End of Period	$252	$299

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	December 31, 2010	December 31, 2009

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$59	$28
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization	24	24
Basis of Real Estate Sold	75	16
Equity Earnings from Timberland Venture	(13)	(12)
Distributions from Timberland Venture	1	—
Deferred Income Taxes	—	7
Loss on Extinguishment of Debt	13	3
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(1)
Pension Plan Contributions	—	(2)
Working Capital Changes Impacting Cash Flow:
Income Tax Receivable	(1)	(9)
Other Working Capital Changes	(15)	(7)
Other	(4)	1

Net Cash Provided By Operating Activities	137	48

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(20)	(16)
Proceeds from Sales of Properties and Other Assets	—	1
Purchases of Marketable Securities	(2)	(3)
Other	1	—

Net Cash Used In Investing Activities	(21)	(18)

Cash Flows From Financing Activities:
Dividends	(67)	(68)
Borrowings on Line of Credit	278	378
Repayments on Line of Credit	(432)	(322)
Proceeds from Issuance of Long-Term Debt	575	—
Debt Issuance Costs	(7)	—
Principal Payments and Retirement of Long-Term Debt	(478)	(70)

Net Cash Used In Financing Activities	(131)	(82)

Increase (Decrease) In Cash and Cash Equivalents	(15)	(52)
Cash and Cash Equivalents:
Beginning of Period	267	351

End of Period	$252	$299

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Twelve Months 2010	Twelve Months 2009
	(In Millions)

Revenues:
Northern Resources	$210	$212
Southern Resources	377	347
Real Estate	336	486
Manufacturing	265	245
Other	20	18
Eliminations	(18)	(14)

Total Revenues	$1,190	$1,294

Operating Income (Loss)
Northern Resources	$13	$(3)
Southern Resources	107	81
Real Estate	180	278
Manufacturing	24	(23)
Other (A)	23	17
Other Costs and Eliminations, net	(50)	(51)

Total Operating Income	$297	$299

(A)

During the first quarter of 2010, the company agreed to terminate a land lease for consideration of $5 million from the lessor. The land lease had been accounted for as an operating lease. The $5 million consideration is reported as Other Operating Gain/(Loss) in our Other Segment since the consideration was primarily for the release of mineral rights. The $5 million is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Fourth Quarter 2010	Fourth Quarter 2009
	(In Millions)

Revenues:
Northern Resources	$48	$57
Southern Resources	97	81
Real Estate	155	67
Manufacturing	57	56
Other	4	4
Eliminations	(5)	(7)

Total Revenues	$356	$258

Operating Income (Loss)
Northern Resources	$1	$(1)
Southern Resources	28	17
Real Estate	73	44
Manufacturing	3	—
Other	3	4
Other Costs and Eliminations, net	(13)	(15)

Total Operating Income	$95	$49

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2010					2009
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23	$23	$23	$22	$23	$24	$22	$22	$21	$22
Pulpwood	$/Ton Stumpage	$13	$12	$11	$10	$12	$11	$9	$9	$10	$10

Northern Resources
Sawlog	$/Ton Delivered	$59	$66	$66	$62	$63	$57	$50	$56	$56	$55
Pulpwood	$/Ton Delivered	$38	$38	$39	$39	$39	$43	$38	$38	$38	$40

Lumber (1)	$/MBF	$501	$522	$490	$514	$507	$374	$340	$448	$477	$397
Plywood (1)	$/MSF	$352	$397	$388	$374	$378	$362	$353	$361	$352	$357
Fiberboard (1)	$/MSF	$588	$607	$629	$598	$606	$601	$593	$596	$599	$597

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,274	1,122	1,209	1,416	5,021	942	1,217	1,250	993	4,402
Pulpwood	1,000 Tons	1,526	1,448	1,674	1,798	6,446	1,487	1,849	2,014	1,649	6,999

Total Harvest		2,800	2,570	2,883	3,214	11,467	2,429	3,066	3,264	2,642	11,401

Northern Resources
Sawlog	1,000 Tons	627	484	537	486	2,134	525	371	632	609	2,137
Pulpwood	1,000 Tons	527	348	517	431	1,823	613	397	691	567	2,268

Total Harvest		1,154	832	1,054	917	3,957	1,138	768	1,323	1,176	4,405

Lumber	MBF	28,791	30,813	29,305	27,181	116,090	35,123	60,371	40,590	28,428	164,512
Plywood	MSF	45,104	47,002	44,223	36,387	172,716	35,439	40,729	41,479	37,271	154,918
Fiberboard	MSF	35,347	50,010	39,394	32,266	157,017	34,044	32,802	34,282	30,964	132,092

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2010					2009
	1st Qtr (1)	2nd Qtr	3rd Qtr	4th Qtr (2)	YTD	1st Qtr (3)	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	29,640	1,950	10,270	21,375	63,235	1,665	9,840	5,545	2,570	19,620
Large Non-strategic	24,310	—	—	—	24,310	—	59,160	—	—	59,160
Conservation	35,120	215	2,870	77,900	116,105	113,355	3,895	43,695	4,910	165,855
HBU/Recreation	9,080	18,175	9,870	16,140	53,265	2,180	10,955	10,440	26,700	50,275
Development Properties	730	60	—	55	845	1,485	25	515	35	2,060
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	98,880	20,400	23,010	115,470	257,760	118,685	83,875	60,195	34,215	296,970

Price per Acre
Small Non-strategic	$885	$1,120	$1,025	$1,045	$970	$1,330	$900	$970	$855	$950
Large Non-strategic	$1,320	—	—	—	$1,320	—	$650	—	—	$650
Conservation	$545	$1,450	$1,865	$1,245	$1,050	$2,225	$1,705	$350	$1,280	$1,690
HBU/Recreation	$2,125	$2,210	$2,335	$1,950	$2,140	$3,420	$2,200	$2,115	$2,200	$2,235
Development Properties	$3,050	$5,985	—	$5,535	$3,415	$4,075	$13,650	$9,190	$7,485	$5,520
Conservation Easements	—	—	—	$455	$455	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$26	$2	$11	$22	$61	$2	$9	$5	$2	$19
Large Non-strategic	$32	—	—	—	$32	—	$38	—	—	$38
Conservation	$19	—	$5	$97	$122	$252	$7	$15	$6	$280
HBU/Recreation	$19	$40	$23	$31	$114	$7	$24	$22	$59	$112
Development Properties	$2	—	—	—	$3	$6	—	$5	—	$12
Conservation Easements	—	—	—	$4	$4	—	—	—	—	—

	$99	$43	$39	$155	$336	$268	$78	$48	$67	$461
Revenue from Non-Cash Exchange (4)	—	—	—	—	—	—	—	$25	—	$25

Basis of Real Estate Sold (5)	$32	$11	$14	$75	$132	$89	$29	$21	$16	$155

(1)	During the first quarter of 2010 the company sold 24,000 acres of Large Non-strategic lands located in Louisiana for $32 million. In addition, the company sold two larger Conservation properties totaling 35,000 acres in Wisconsin and Arkansas and an aggregation of 23,000 acres of Small Non-strategic timberlands located primarily in the Lake States region.

(2)	During the fourth quarter of 2010 the company sold 69,600 acres in Montana to a conservation buyer for $88.8 million. The sale is presented as a Conservation sale. The transaction included 60,900 acres of Conservation property and 8,700 acres of HBU property.

(3)	During the first quarter of 2009 the company sold 112,000 acres in Montana to a conservation buyer for $250 million. The sale is presented as a Conservation sale. The transaction included 56,000 acres of Conservation property, 10,000 acres of Small Non-strategic property, 45,000 acres of HBU/Recreation property, and 1,000 acres of Development property.

(4)	During the third quarter of 2009 the company completed a non-cash exchange with the State of Washington. We relinquished 20,600 acres, in King County, in exchange for 37 parcels containing more than 6,000 acres in nine counties.

(5)	Includes $52 million in the fourth quarter of 2010 from a 69,600 acre conservation sale in Montana, $7 million in the first quarter of 2010 for a 24,000 acre Large Non-strategic sale in Louisiana, $16 million in the second quarter of 2009 for a 59,000 acre Large Non-strategic sale in Wisconsin and $85 million in the first quarter of 2009 for a 112,000 acre Conservation sale in Montana.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

December 31, 2010

(UNAUDITED)

	Borrowings
	Principal	Weighted Avg. Interest Rate

Quarterly Maturities through 2011:
1st Qtr 2011	$49	7.830%
4th Qtr 2011	$46	7.712	%(1)
Annual Maturities through 2014:
2012	$353	—	(2)
2013	$250	6.663	%(3)
2014	$3	8.050%

(1)	Principal amount composed of senior notes with principal amounts of $3 million, $3 million and $40 million and interest rates of 7.970%, 8.050% and 7.660%, respectively.

(2)	Includes $350 million for the company's term credit agreement, interest rate currently based on LIBOR plus 0.45% and senior notes with principal of $3 million and an interest rate of 8.050%.

(3)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.

Plum Creek Timber Company, Inc

Acreage Ownership by State

(Unaudited)

December 31, 2010
Alabama	98,000
Arkansas	747,000
Florida	582,000
Georgia	742,000
Louisiana	427,000
Maine	883,000
Michigan	588,000
Mississippi	641,000
Montana	901,000
New Hampshire	30,000
North Carolina	4,000
Oklahoma	6,000
Oregon	426,000
South Carolina	173,000
Texas	34,000
Vermont	86,000
Washington	95,000
West Virginia	111,000
Wisconsin	197,000

Total	6,771,000